SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 2, 2008 (June 2, 2008)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East. Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
     At the RBC Capital Markets Energy Conference to be held in New York, New York on June 2-3, 2008, executives of Superior Well Services, Inc. (the “Company”), will present information about the Company contained in the slide presentation attached as Exhibit 99.1 to this report. The slide presentation is incorporated by reference into this Item 7.01 and will also be available on the “Investor Relations” section of the Company’s website at www.swsi.com beginning on June 2, 2008 and will be archived for 30 days. Executives of the Company will take part in a panel discussion on Appalachia Shale which is scheduled to begin at 9:40 a.m. Eastern Time on June 2, 2008. The panel discussion will be available on an audio-only webcast at http://www.wsw.com/webcast/rbc90/panel 2. This audio-only webcast will also be available on the “Investor Relations” section of the Company’s website at www.swsi.com beginning on June 2, 2008 and will be archived for 30 days.
     Statements contained in Exhibit 99.1 to this report that state the Company’s or its management’s expectations or predictions are forward-looking statements. The Company’s actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the reports that the Company has filed with the Securities and Exchange Commission.
Item 9.01.   Financial Statements and Exhibits.
     Superior Well Services, Inc. wishes to furnish its slide presentation to be given on June 2, 2008 at the RBC Capital Markets Energy Conference, which slide presentation is furnished herewith as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 7.01, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     (d) Exhibits.

99.1	Slide Presentation to be given by executive officers of Superior Well Services, Inc. at RBC Capital Markets Energy Conference on June 2-3, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: June 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation to be given by executive officers of Superior Well Services, Inc. at RBC Capital Markets Energy Conference on June 2, 2008.